Rule 497(d)
                                     FT 535


                 Supplement to the Prospectus dated May 15, 2001

         Notwithstanding anything to the contrary in the Prospectus, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.


May 24, 2001